Exhibit 32.1


                     CERTIFICATION PURSUANT TO
                     -------------------------
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
           ---------------------------------------------


In connection with the Quarterly Report of AnnTaylor Stores Corporation (the "Company") on Form 10-Q for the period ended November 1, 2003 as filed with the Securities and Exchange Commission (the "Report"), we, J. Patrick Spainhour, Chief Executive Officer of the Company, and James M. Smith, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of each of our knowledge:

(1)   The Report fully complies with the requirements of Section
      13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 12, 2003              By:  /s/J. Patrick Spainhour
      ----------------                    -----------------------
                                          J. Patrick Spainhour
                                          Chairman, Chief Executive
                                          Officer


Date: December 12, 2003              By:  /s/James M. Smith
      ----------------                    -----------------------
                                          James M. Smith
                                          Senior Vice President,
                                          Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to AnnTaylor Stores Corporation and will be retained by AnnTaylor Stores Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.



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